SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2006

                Banc of America Commercial Mortgage Trust 2006-5
                ------------------------------------------------
                         (Exact name of issuing entity)

                      Bank of America, National Association
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)

                        Barclays Capital Real Estate Inc.
                        ---------------------------------
               (Exact name of sponsor as specified in its charter)

                     Bear Stearns Commercial Mortgage, Inc.
                     --------------------------------------
               (Exact name of sponsor as specified in its charter)

                                  SunTrust Bank
                                  -------------
               (Exact name of sponsor as specified in its charter)

                      Citigroup Global Markets Realty Corp.
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)

                    Banc of America Commercial Mortgage Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


      North Carolina                333-130755                56-1950039
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      (State or other        (Commission File Number        (I.R.S. Employer
      jurisdiction of           of issuing entity)       Identification No. of
     incorporation of                                         Registrant)
        Registrant)


214 North Tryon Street, NC1-027-22-03 Charlotte, North Carolina          28255
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(Address of principal executive offices of Registrant)                (Zip Code)

Registrant's telephone number, including area code:  (704) 386-8509
                                                   ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 4 is the pooling and servicing agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, National Association, as master servicer, Midland Loan Services, Inc., as Special Servicer, and LaSalle Bank National Association, as trustee and REMIC administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-5 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class XP, Class A-M, Class A-J, Class B and Class C Certificates (the "Publicly Offered Certificates"), which were issued on October 12, 2006 with an aggregate principal balance as of October 1, 2006 of $2,046,984,000.

            Attached as Exhibit 1 is the Underwriting Agreement, dated September 28, 2006, among Banc of America Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., SunTrust Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Greenwich Capital Markets, Inc., as underwriters (collectively, the "Underwriters"), and the Company pursuant to which the Publicly Offered Certificates were sold to by the Underwriters.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft LLP, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Sub-Servicing Agreement, dated as of October 1, 2006 by and between Bank of America, National Association, as Master Servicer, and Wachovia Bank, National Association, as Sub-Servicer ("Wachovia Sub-Servicing Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of October 1, 2006, by and between Bank of America, National Association ("Bank of America") and the Company (the "Bank of America Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.3 is the Mortgage Loan Purchase and Sale Agreement dated as of October 1, 2006, by and between Barclays Capital Real Estate Inc. ("BCRE") and the Company (the "BCRE Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.4 is the Mortgage Loan Purchase and Sale Agreement dated as of October 1, 2006, by and between Bear Stearns Commercial Mortgage, Inc. ("BSCMI") and the Company (the "BSCMI Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.5 is the Mortgage Loan Purchase and Sale Agreement dated as of October 1, 2006, by and between SunTrust Bank. ("SunTrust Bank") and the Company (the "SunTrust Bank Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.6 is the Mortgage Loan Purchase and Sale Agreement dated as of October 1, 2006, by and between Citigroup Global Markets Realty Corp. ("Citigroup") and the Company (the "Citigroup Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.     Description
-----------     -----------

(1) Underwriting Agreement, dated September 28, 2006, among Banc of America Commercial Mortgage Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., SunTrust Capital Markets, Inc., Morgan Stanley & Co. Incorporated and Greenwich Capital Markets, Inc.

(4) Pooling and Servicing Agreement, dated as of October 1, 2006, among Banc of America Commercial Mortgage Inc., as depositor, Bank of America, National Association, as master servicer, LNR Partners, Inc., as special servicer, and Wells Fargo Bank, N.A., as trustee and REMIC administrator.

(8) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of October 12, 2006, relating certain and tax matters.

(99.1) Sub-Servicing Agreement, dated as of October 1, 2006 by and between Bank of America, National Association, as Master Servicer, and Wachovia Bank, National Association, as Sub-Servicer.

(99.2) Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2006, between Banc of America Commercial Inc. and Bank of America, National Association.

(99.3) Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2006, between Banc of America Commercial Inc. and Barclays Capital Real Estate Inc.

(99.4) Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2006, between Banc of America Commercial Inc. and Bear Stearns Commercial Mortgage, Inc.

(99.5) Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2006, between Banc of America Commercial Inc. and SunTrust Bank.

(99.6) Mortgage Loan Purchase and Sale Agreement, dated as of October 1, 2006, between Banc of America Commercial Inc. and Citigroup Global Markets Realty Corp.


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By: /s/  John S. Palmer
                                      ----------------------------------
                                       Name:  John S. Palmer
                                       Title: Vice President

Date:  October 24, 2006

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

1               Underwriting Agreement                          E

4               Pooling and Servicing Agreement                 E

8               Opinion of Cadwalader, Wickersham & Taft        E
                LLP, dated as of October 12, 2006,
                relating to certain tax matters

99.1            Wachovia Sub-Servicing Agreement                E

99.2            Bank of America Mortgage Loan Purchase          E
                and Sale Agreement

99.3            BCRE Mortgage Loan Purchase and Sale            E
                Agreement

99.4            BSCMI Mortgage Loan Purchase and Sale           E
                Agreement

99.5            SunTrust Bank Mortgage Loan Purchase and        E
                Sale Agreement

99.6            Citigroup Mortgage Loan Purchase and            E
                Sale Agreement